Net Income (Loss) Per Share (Details) - Schedule of basic and diluted earnings (loss) per share attributable to common stockholders (Parenthetical) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Sep. 09, 2021	Dec. 31, 2020
Debt Instrument, Convertible, Conversion Price	$ 10	$ 10
Series D Preferred Stock [Member]
Debt Instrument, Convertible, Conversion Price			$ 4.5
Preferred Stock, Accretion Value	$ 0